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                                                                    Exhibit 99.1




                  CERTIFICATION OF CHIEF EXECUTIVE OFFICER AND
                             CHIEF FINANCIAL OFFICER

   PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002 (18 U.S.C. 1350)

         The undersigned Chief Executive Officer and Chief Financial Officer of First Keystone Financial, Inc. (the "Registrant") hereby certify that the Registrant's Form 10-Q for the quarter ended December 31, 2002 fully complies with the requirements of Section 13(a) of the Securities Exchange Act of 1934 and that the information contained therein fairly presents, in all material respects, the financial condition and results of operations of the Registrant.

                              /s/ Donald S. Guthrie
                              --------------------------------------------
                              Name: Donald S. Guthrie
                              Title: Chairman and Chief Executive Officer

                              /s/ Thomas M. Kelly
                              --------------------------------------------
                              Name: Thomas M. Kelly
                              Title: President and Chief Financial Officer

Date:  February 14, 2003